UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2013

OBJ Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-166064	27-1070374
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

677 N. Washington Boulevard Sarasota, Florida	34236
(address of principal executive offices)	(zip code)

941-952-5825

(registrant’s telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY PARAGRAPH

The purpose of this Amendment No. 1 to the Form 8-K filed on December 16, 2013, is the following:

•	Include Exhibit 16.1 – Letter from Messineo & Co., CPAs, LLC, dated December 16, 2013 regarding Change in Certifying Accountant.

•	To correct the name of the Company’s new Certifying Accountant. The name was originally listed as MKA CPAs. It should properly by M&K CPA’s.

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(1)  Previous Independent Auditors:

a.    On August 29, 2013, OBJ Enterprises, Inc. (the “Company”) declined to reappoint its registered independent public accountant, Peter Messineo, CPA, of Palm Harbor Florida (“PM”).

b.    PM’s report on the financial statements for the year ended August 31, 2012 and 2011, and for the period from September 21, 2009 (date of inception) through August 31, 2012, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.    Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years and periods ended August 31, 2012 and 2011 and including its review of financial statements of the quarterly periods through May 31, 2013, there have been no disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM would have caused them to make reference thereto in their report on the financial statements. Through the interim period August 29, 2013 (the date of the Company’s decision not to reappoint the former accountant), there have been no disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM would have caused them to make reference thereto in their report on the financial statements.

d.    We have authorized PM to respond fully to the inquiries of the successor accountant.

e.    During the year and period ended August 31, 2012 and 2011 and the interim period through August 29, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.    The Company provided a copy of the foregoing disclosures to PM prior to the date of the filing of this Report and requested that PM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)  New Independent Accountants:

a.    On August 29, 2013, the Company engaged M&K, CPAs (“MKA”) of Houston, Texas, as its new registered independent public accountant. During the periods ended August 31, 2012 and 2011 and prior to August 29, 2013 (the date of the new engagement), we did not consult with MKA regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by MKA, in either case where written or oral advice provided by MKA would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

16.1	Letter from Messineo & Co., CPAs, LLC, dated December 16, 2013, regarding Change in Certifying Accountant. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OBJ Enterprises, Inc.

Dated: December 19, 2013	/s/ Paul Watson
Paul Watson
Chief Executive Officer